SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2001

                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)

            DELAWARE                     333-60164                41-1955181
            --------                     ---------                ----------
  (State or other jurisdiction   (Commission file number)      (I.R.S. employer
        of incorporation)                                    identification no.)


8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN        55437
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip code)

Registrant's telephone number, including area code:           (952) 832-7000

------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                        Exhibit Index located on page 4.

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.           Other Events.

                  The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, that are included in this Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "Experts" in the Prospectus Supplement relating to the Home Equity Loan-Backed Term Notes, Series 2001-HE3, is attached hereto as Exhibit 23.1.

                  The audited financial statements of FGIC as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000 are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of June 30, 2001 and for the six-month periods ended June 30, 2001 and 2000 are attached hereto as Exhibit 99.2.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

                  23.1     Consent of KPMG LLP.

     99.1 Audited Financial Statements of FGIC as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000.

     99.2 Unaudited Financial Statements of FGIC as of June 30, 2001 and for the six-month periods ended June 30, 2001 and 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESIDENTIAL ASSET MORTGAGE
                                          PRODUCTS, INC.



                                          By:   /s/  Barry Bier
                                             Name:  Barry Bier
                                             Title: Vice President


Dated:  October 22, 2001

                                  Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:


We consent to the use of our report dated January 22, 2001 on the financial statements of Financial Guaranty Insurance Company as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Form 8-K of Residential Asset Mortgage Products, Inc. (the "Registrant") which Form 8-K is incorporated by reference in the registration statement (No. 333-60164) and to the reference to our firm under the heading "Experts" in the Prospectus Supplement of the Registrant.


                                                     /s/KPMG LLP


New York, New York
October 22, 2001